EXHIBIT 99


                         FORM 3 JOINT FILER INFORMATION


  Name:                       Barington Companies Investors, LLC

  Address:                    c/o Barington Capital Group, L.P.

                              888 Seventh Avenue, 17th Floor

                              New York, New York 10019

  Designated Filer:           Barington Companies Equity Partners, L.P.

  Issuer & Ticker Symbol:     Register.com, Inc. (RCOM)

  Date of Event Requiring
  Statement:                  6/03/05

  Signature:                  BARINGTON COMPANIES INVESTORS, LLC


                              By: /s/ James A. Mitarotonda
                                 -----------------------------------------
                              Name:  James A. Mitarotonda
                              Title: Managing Member


  Name:                       Barington Companies Offshore Fund, Ltd. (BVI)

  Address:                    c/o Bison Financial Services LTD

                              Bison Court Road Town

                              Tortola, British Virgin Islands

  Designated Filer:           Barington Companies Equity Partners, L.P.

  Issuer & Ticker Symbol:     Register.com, Inc. (RCOM)

  Date of Event Requiring
  Statement:                  6/03/05

  Signature                   BARINGTON COMPANIES OFFSHORE FUND, LTD. (BVI)


                              By: /s/ James A. Mitarotonda
                                 -----------------------------------------
                                 Name:  James A. Mitarotonda
                                 Title: President

  Name:                       Barington Companies Advisors, LLC

  Address:                    c/o Barington Capital Group, L.P.

                              888 Seventh Avenue, 17th Floor

                              New York, New York 10019

  Designated Filer:           Barington Companies Equity Partners, L.P.

  Issuer & Ticker Symbol:     Register.com, Inc. (RCOM)

  Date of Event Requiring
  Statement:                  6/03/05

  Signature:                  BARINGTON COMPANIES ADVISORS, LLC


                              By: /s/ James A. Mitarotonda
                                 --------------------------------------
                              Name:  James A. Mitarotonda
                              Title: Authorized Signatory


  Name:                       Barington Capital Group, L.P.

  Address:                    888 Seventh Avenue, 17th Floor

                              New York, New York 10019

  Designated Filer:           Barington Companies Equity Partners, L.P.

  Issuer & Ticker Symbol:     Register.com, Inc. (RCOM)

  Date of Event Requiring
  Statement:                  6/03/05

  Signature:                  BARINGTON CAPITAL GROUP, L.P.
                              By:  LNA Capital Corp., its general partner

                              By: /s/ James A. Mitarotonda
                                 --------------------------------------
                              Name:  James A. Mitarotonda
                              Title: President and CEO

  Name:                       LNA Capital Corp.

  Address:                    c/o Barington Capital Group, L.P.

                              888 Seventh Avenue, 17th Floor

                              New York, New York 10019

  Designated Filer:           Barington Companies Equity Partners, L.P.

  Issuer & Ticker Symbol:     Register.com, Inc. (RCOM)

  Date of Event Requiring
  Statement:                  6/03/05

  Signature:                  LNA CAPITAL CORP.


                              By: /s/ James A. Mitarotonda
                                 -------------------------------------
                                 Name:  James A. Mitarotonda
                                 Title: President and CEO